                       SIXTH AMENDMENT AND LIMITED WAIVER
                              (CREDIT AGREEMENT)

     This SIXTH AMENDMENT AND LIMITED WAIVER ("AMENDMENT") dated as of March 29, 1996, is entered into among VECTRA NEVADA, INC. (the "BORROWER"), BANQUE PARIBAS, as a Bank (as defined below) and as the Agent (as defined below), BANQUE NATIONALE DE PARIS, as a Bank and as the Managing Agent (as defined below), AND BANK HAPOALIM, as a Bank.

                                   RECITALS

     A. The Borrower has entered into that certain Credit Agreement dated as of January 6, 1994, as amended by the Amendment and Limited Waiver dated as of August __, 1994, the Second Amendment dated as of October 20, 1994, the Third Amendment dated as of May 24, 1995, the Fourth Amendment to Credit Agreement and First Amendment to Security Agreement dated as of June 30, 1995, and the Fifth Amendment dated as of December 26, 1995 (as so amended, the "CREDIT AGREEMENT"), among the Borrower, the Banks party thereto, Banque Paribas, acting in its separate capacity as agent for the Banks (the "AGENT"), and Banque Nationale de Paris, acting in its separate capacity as Managing Agent (as defined therein) (the "MANAGING AGENT").

     B. The Borrower has requested that the Credit Agreement be amended to extend the Revolving Loan Maturity Date from March 31, 1996 to April 15, 1996, for the limited purpose of accommodating the Borrower in connection with that certain letter of intent dated as of March 21, 1996, between Duke Engineering & Service ("DE&S") and Vectra (the "Letter of Intent"), pursuant to which Vectra intends to sell and DE&S intends to purchase all of the assets of the nuclear engineering, power services and government services business units of Vectra (the "NP&G Services Units"). The Borrower has advised the Agent that such a sale would close as soon as possible and in any event not later than August 15, 1996, premised on the condition that the net sale proceeds shall be sufficient to repay the then-outstanding Obligations in full.

     C. Pursuant to Section 5.1 of the Credit Agreement, the Borrower covenants and agrees to furnish to each Bank certain information. The Borrower has failed to timely furnish certain of such information for the fiscal quarter ending December 31, 1995 and the fiscal year ending December 31, 1995 and the months of November 1995, December 1995, January 1996 and February 1996 as required by Section 5.1. The Borrower's failure to furnish such information is a breach of Section 5.1 of the Credit Agreement and a Default under Section 7.1(c)(ii) of the Credit Agreement. The Borrower's failure to effect cure of these Defaults within the five (5) Business Day grace period provided by Section 7.1(c)(ii) of the Credit Agreement has resulted in these Defaults maturing into Events of Default.

     D. The Borrower has requested that the Banks waive the Defaults and Events of Defaults that have occurred as a result of the Borrower's failure to furnish certain information as required by Section 5.1 of the Credit Agreement.

                                      1.

     E. The Banks are willing to so amend the Credit Agreement and to provide such a limited waiver, but only upon the terms and conditions and in reliance upon the representations and warranties of the Borrower set forth below.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties to the Credit Agreement represent, warrant and agree as follows:

     1. DEFINITIONS. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Credit Agreement.

     2.  AMENDMENT.

         2.1 SECTION 1.1 (DEFINITIONS). The Credit Agreement is hereby amended by deleting the words "March 31, 1996" in the definition of "Revolving Loan Maturity Date" set forth in Section 1.1 of the Credit Agreement and inserting in their place the words "April 15, 1996."

     3.  LIMITATION OF AMENDMENT.

         (a) The amendment set forth in Section 2, above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document or (ii) otherwise prejudice any right or remedy which the Banks, the Agent or the Managing Agent may now have or may have in the future under or in connection with any Loan Document.

         (b) This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

     4. LIMITED WAIVERS. Effective as of the date hereof, and subject to the condition subsequent that the parties hereto enter into a further amendment of the Credit Agreement on or before April 15, 1996, each of the Banks, the Agent and the Managing Agent hereby waives the Defaults and Events of Default which have occurred under Section 5.1 of the Credit Agreement solely as a result of the Borrower's failure to furnish certain information as required by
Section 5.1 of the Credit Agreement.

                                      2.

     5.  LIMITATION OF WAIVERS.

         (a) The waivers set forth in Section 4, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, (ii) a waiver of any other breach or violation on any other occasion of the sections of the Credit Agreement which are the subject of the waivers set forth in Section 4, above, or (iii) otherwise prejudice any right or remedy which the Banks, the Agent or the Managing Agent may now have or may have in the future under or in connection with any Loan Document.

         (b) This waiver shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein waived or amended, are hereby ratified and confirmed and shall remain in full force and effect.

     6. REPRESENTATIONS AND WARRANTIES. In order to induce the Banks, the Agent and the Managing Agent to enter into this Amendment, the Borrower hereby represents and warrants to each Bank, the Agent and the Managing Agent as follows:

         (a) After giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents (other than those which expressly speak as of a different date) are true, accurate and complete in all material respects as of the date hereof and (ii) no Default or Event of Default has occurred and is continuing;

         (b) The Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party;

         (c) The certificate of incorporation, bylaws and other organizational documents of the Borrower delivered to each Bank on the Closing Date are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

         (d) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Borrower;

         (e) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not and will not contravene (i) any law or regulation binding on or affecting the Borrower, (ii) the certificate of incorporation or bylaws of the Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on the Borrower or (iv) any contractual restriction binding on or affecting the Borrower;

                                      3.

         (f) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan
Documents to which it is a party do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on the Borrower, except as already has been obtained or made; and

         (g) This Amendment has been duly executed and delivered by the Borrower and is the binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

     7. REAFFIRMATION. The Borrower hereby reaffirms its obligations under each Loan Document to which it is a party.

     8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     9. EFFECTIVENESS. This Amendment shall be deemed effective upon the satisfaction of all of the following conditions precedent (PROVIDED that all such conditions must be satisfied prior to 5:00 p.m., San Francisco time, on March 29, 1995):

         (a) SIXTH AMENDMENT. The receipt by the Agent of an originally executed counterpart (or facsimile thereof with the original to follow by Federal Express or other overnight courier) of this Amendment, executed by the Borrower and each Bank.

     10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     11. RELEASE AND WAIVER.

         (a) The Borrower hereby acknowledges and agrees that: (i) it has no claim or cause of action against any Bank or the Agent or the Managing Agent or any parent, subsidiary or affiliate of any Bank or the Agent or the Managing Agent, or any of such Bank's, the Agent's or the Managing Agent's officers, directors, employees, attorneys or other representatives or agents (all of which parties other than the Banks, the Agent and the Managing Agent being, collectively, the "LENDER AGENTS") in connection with the Credit Agreement, the Revolving Loans thereunder or the transactions contemplated therein; (ii) it has no offset or defense against any of its respective obligations, indebtedness or contracts in favor of the Banks, the Agent or the Managing Agent; and (iii) it recognizes that each of the Banks, the Agent and the Managing Agent has heretofore properly performed and satisfied in a timely manner all of its respective obligations to and contracts with the Borrower.

                                      4.

          (b) Although each of the Banks, the Agent and the Managing Agent regards its respective conduct as proper and does not believe the Borrower to have any claim, cause of action, offset or defense against such Bank, the Agent or the Managing Agent or any Lender Agent in connection with the Credit Agreement, the Revolving Loans thereunder or the transactions contemplated therein, each Bank, the Agent and the Managing Agent wishes and the Borrower agrees to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters could impair or otherwise affect any rights, interests, contracts or remedies of the Banks, the Agent or the Managing Agent. Therefore, the Borrower unconditionally releases and waives
(i) any and all liabilities, indebtedness and obligations, whether known or unknown, of any kind of any Bank, the Agent or the Managing Agent or of any of Lender Agents to the Borrower, except the obligations remaining to be respectively performed by the Banks, the Agent or the Managing Agent as expressly stated in the Credit Agreement, this Amendment and the other Loan Documents; (ii) any legal, equitable or other obligations or duties, whether known or unknown, of any Bank, the Agent, the Managing Agent or any Lender Agent to the Borrower (and any rights of the Borrower against any Bank, the Agent, the Managing Agent or any Lender Agent) besides those expressly stated in the Credit Agreement, this Amendment and the other Loan Documents; (iii) any and all claims under any oral or implied agreement, obligation or understanding with any Bank, the Agent, the Managing Agent or any Lender Agent, whether known or unknown, which is different from or in addition to the express terms of the Credit Agreement, this Amendment or any of the other Loan Documents; and (iv) all other claims, causes of action or defenses of any kind whatsoever (if any), whether known or unknown, which the Borrower might otherwise have against any Bank, the Agent, the Managing Agent and/or any Lender Agent on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the execution and delivery of this Amendment or which could arise concurrently with the effectiveness of this Amendment.

          (c) THE BORROWER AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED BY THIS AMENDMENT IN FAVOR OF THE BANKS, THE AGENT, THE MANAGING AGENT AND THE LENDER AGENTS. TO THE EXTENT ANY LAW MAY BE APPLICABLE, THE BORROWER WAIVES AND RELEASES (TO THE MAXIMUM EXTENT PERMITTED BY LAW) ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER THE LAWS OF THE STATE OF NEW YORK OR ANY OTHER APPLICABLE JURISDICTION WHICH MIGHT


                                      5.

LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF ITS WAIVERS OR RELEASES UNDER THIS AMENDMENT.

     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       VECTRA NEVADA, INC.

                                       By:  /s/ Ray A. Fortney
                                            ----------------------------------
                                       Its: PRESIDENT
                                            ----------------------------------


                                       BANQUE PARIBAS, as a Bank and as Agent

                                       By:  /s/ Robert S. Pinkerton
                                            ----------------------------------
                                       Its: VP
                                            ----------------------------------


                                       By:  /s/ Lee S. Buckner
                                            ----------------------------------
                                       Its: GVP
                                            ----------------------------------


                                       BANQUE NATIONALE DE PARIS, as a Bank
                                       and as Managing Agent

                                       By:  /s/ Richard Cushing
                                            ----------------------------------
                                       Its: VP
                                            ----------------------------------


                                       By:  /s/ Illegible
                                            ----------------------------------
                                       Its:
                                            ----------------------------------

                                       BANK HAPOALIM, as a Bank

                                       By:  /s/ Eric Verdulier
                                            ----------------------------------
                                       Its: AT
                                            ----------------------------------


                                      6.

                                      CTL INTERNATIONAL, INC.

                                      By: /s/ Ray A. Fortney
                                          ------------------------------------
                                      Printed Name: Ray A. Fortney
                                                    --------------------------
                                      Title: President & CEO
                                             ---------------------------------


                                      VECTRA GOVERNMENT SERVICES, INC.

                                      By: /s/ Ray A. Fortney
                                          ------------------------------------
                                      Printed Name: Ray A. Fortney
                                                    --------------------------
                                      Title: President & CEO
                                             ---------------------------------


                                      VECTRA WASTE SERVICES, L.L.C.
                                      By: VECTRA Technologies, Inc., its Manager

                                      By: /s/ Ray A. Fortney
                                          ------------------------------------
                                      Printed Name: Ray A. Fortney
                                                    --------------------------
                                      Title: President & CEO
                                             ---------------------------------

                                       7.